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                                                                    EXHIBIT 10.1

                       AMENDMENT NO. 1 TO EVERCOM, INC.
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       (FORMERLY KNOWN AS TALTON HOLDINGS, INC.) 1998 STOCK OPTION PLAN
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     This Amendment to Evercom, Inc. 1998 Stock Option Plan (the "Plan") is
dated as of October 2nd, 2001.

                             W I T N E S S E T H :

     WHEREAS, the Plan was effective January 1, 1998;

     WHEREAS, all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan; and

     WHEREAS, the Company wishes to amend the Plan, as set forth below;

     NOW, THEREFORE, in consideration of the purpose contained in the Plan and this Amendment and of the mutual benefits provided in the Plan and this Amendment, the Company agrees as follows:

           1. Section 3 of the Plan is hereby amended in its entirety to read as follows:

               SECTION 3. Shares Subject to Plan. The number of Shares which may be issued and sold pursuant to options granted under the Plan shall not exceed 5,000 Shares. Such Shares shall be authorized and unissued Shares of the Company. If any options granted under the Plan shall terminate or expire without having been exercised in full, the Shares not purchased under such options shall again be available for the purposes of the Plan.

           2. Except as set forth above, all terms and conditions of the Plan shall continue in full force and effect until the termination and expiration of the Plan as provided in Section 13 of the Plan.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the day and year first above written.


                       EVERCOM, INC.,
                       a Delaware Corporation



                       By:  /s/ Keith Kelson
                            -----------------------------
                            Keith Kelson
                            Vice President